SPROTT ETF TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPROTT ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned each are Trustees of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints THOMAS W. ULRICH, JOHN CIAMPAGLIA, VARINDER BHATHAL AND BIBB L. STRENCH as attorneys for it and in its name, place and stead, and in its capacity as a Trust, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 3, 2018.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of December, 2018.

/s/ Michael W. Clark	/s/ Barbara Connolly Keady
Michael W. Clark	Barbara Connolly Keady

/s/ Peyton T. Muldoon	/s/ James R. Pierce Jr.
Peyton T. Muldoon	James R. Pierce, Jr.

SPROTT ETF TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPROTT ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee and the President of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints THOMAS W. ULRICH, VARINDER BHATHAL AND BIBB L. STRENCH as attorneys for it and in its name, place and stead, and in its capacity as a Trust, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 3, 2018.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of December, 2018.

/s/ John Ciampaglia
John Ciampaglia

SPROTT ETF TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPROTT ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints THOMAS W. ULRICH, JOHN CIAMPAGLIA AND BIBB L. STRENCH as attorneys for it and in its name, place and stead, and in its capacity as a Trust, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 3, 2018.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of December, 2018.

/s/ Varinder Bhathal
Varinder Bhathal